SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                       February 1, 2005 (January 26, 2005)




                                  EQUITEX, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                             0-12374                          84-0905189
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(STATE OR OTHER                    (COMMISSION                  (I.R.S. EMPLOYER
JURISDICTION                      FILE NUMBER)               IDENTIFICATION NO.)
OF INCORPORATION)




                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
                ------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 796-8940


                   -------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

         On January 26, 2005, Equitex, Inc. (the "Company") received a Nasdaq Staff Determination indicating that the Company had failed to comply as of January 24, 2005, with the $1.00 minimum bid price requirement for continued listing set forth in Marketplace Rule 4310(c)(4), and that its securities are, therefore, subject to delisting from The Nasdaq SmallCap Market. The Company has requested a written hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance the Panel will grant the Company's request for continued listing.

         On February 1, 2005, Equitex, Inc. issued a press release regarding this matter.


ITEM 9.01         Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1    Press Release dated February 1, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EQUITEX, INC.



Date: February 1, 2005                By: /s/ Thomas B. Olson
                                          ---------------------------------
                                          Thomas B. Olson, Secretary



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